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                                                                    EXHIBIT 10.2


                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

                  THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 2002 (this "AMENDMENT"), is entered into by and among TBSV, Inc., a, Delaware corporation ("SELLER"), Thomas & Betts Corporation, a Tennessee corporation, ("INITIAL MASTER SERVICER"), Blue Ridge Asset Funding Corporation, a Delaware corporation ("PURCHASER"), and Wachovia Bank National Association ("ADMINISTRATIVE AGENT"), and pertains to the Receivables Purchase Agreement dated as of September 21, 2001 amongst the parties hereto (as heretofore and hereby amended, the "PURCHASE AGREEMENT"). UNLESS OTHERWISE DEFINED IN THIS AMENDMENT CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE PURCHASE AGREEMENT.

                             PRELIMINARY STATEMENTS

         WHEREAS, The Seller wishes to make certain amendments to the Purchase Agreement; and

         WHEREAS, The Purchaser and Administrative Agent are willing to agree to such amendments.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. The definition of "OBLIGOR CONCENTRATION LIMIT" is hereby amended and restated in its entirety as follows:

               Obligor Concentration Limit: At any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit shall be determined for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), according to the following table:

                                                                               ALLOWABLE % OF ELIGIBLE
                         S&P RATING                  MOODY'S RATING                  RECEIVABLES
                ------------------------------ ---------------------------- ----------------------------
                             A-1+                          P-1                           10%
                             A-1                           P-1                            8%
                             A-2                           P-2                            8%
                             A-3                           P-3                            8%
                      Below A-3 or N/R              Below A-3 or N/R                      6%

               provided, however, that (i) if any Obligor has a split rating, the applicable rating will be the lower of the two, (ii) if any Obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one


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               set forth in the last line of the table above, (iii) no more than
               2.0% of the aggregate Outstanding Balance of Eligible Receivables may be owed by an Obligor of Government Receivables and (iv) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause (i)(A) of the definition of "Required Reserve," upon the Seller's request from time to time, the Administrative Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a "Special Concentration Limit"), it being understood that any Special Concentration Limit may be cancelled by the Administrative Agent upon not less than five (5) Business Days' written notice to the Seller Parties.

         2. The definition of "REQUIRED RESERVE FACTOR FLOOR" is hereby amended and restated in its entirety as follows:

                  Required Reserve Factor Floor: For any Collection Period, the sum (expressed as a percentage) of (i) 24% plus (ii) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately proceeding Cut-Off Date.

         3. This amendment shall become effective as of the date hereof when each of the parties hereto shall have executed counterparts of the Amendment and each party shall have forwarded a counterpart executed by it to the other parties hereto.

         4. Except as amended hereby, the Agreement remains in full force and effect. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.



                            (Signature page follows)


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                                                        BLUE RIDGE ASSET FUNDING
                                                       CORPORATION, as Purchaser

                                          By: Wachovia Bank National Association
                                                             As Attorney in Fact

                                                   By: /s/ ELIZABETH R. WAGNER
                                                      --------------------------
                                                      Name:  Elizabeth R. Wagner
                                                      Title: Director


                                                          WACHOVIA BANK NATIONAL
                                            ASSOCIATION, as Administrative Agent

                                               By: /s/ RICHARD A. OGLESBY, JR.
                                                  ------------------------------
                                                  Name:  Richard A. Oglesby, Jr.
                                                  Title: Managing Director


                                                                   TBSPV, Inc as
                                                                          Seller

                                               By: /s/ TOM OVIATT
                                                  ------------------------------
                                                  Name:  Tom Oviatt
                                                  Title: Treasurer



                                                  Thomas & Betts Corporation, as
                                                         Initial Master Servicer

                                               By: /s/ TOM OVIATT
                                                  ------------------------------
                                                  Name:  Tom Oviatt
                                                  Title: Treasurer